INVESCO STOCK FUNDS, INC.

                          Institutional Class Shares of
                              INVESCO Dynamics Fund


                         Supplement dated June 12, 2003
                      to Prospectus dated November 30, 2002


Effective July 1, 2003, A I M Distributors, Inc. (the "distributor") will be the Fund's distributor and will be responsible for the sale of the Fund's shares. All references in this Prospectus shall refer to A I M Distributors, Inc. after that date. The distributor's address is: A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

INVESCO and the distributor are subsidiaries of AMVESCAP PLC.

The back cover page of the Prospectus is amended to (i) delete the first sentence of the last paragraph and (ii) substitute the following in its place:

Effective July 1, 2003, to obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to A I M Fund Services, Inc., P. O. Box 4739, Houston Texas 77210-4739; or call 1-800-347-4246.